Financial Instruments and Fair Value Measurements - Interest Rate Swaps (Details) $ in Thousands	6 Months Ended
	Jun. 30, 2016 USD ($)	Jun. 30, 2015 USD ($)
Interest rate swaps:
Reclassification of realized losses associated with capitalized interest to the Unaudited Interim Condensed Consolidated Statements of Operations (Note 9)	$ 518	$ 516
Estimated net amount of existing losses to be reclassified within twelve months	$ 1,035
Interest Rate Swaps
Interest rate swaps:
Number of interest rate swap held	5
Notional amount of interest rate swaps	$ 1,000,000
Discussion of Method of Measuring Fair Value of Interest Rate Derivatives	The fair value of the interest rate swaps was determined using a discounted cash flow method based on market-based LIBOR swap yield curves, taking into account current interest rates and the creditworthiness of both the financial instrument counterparty and the Company.